UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

OPENLANE, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street, Suite 500
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OPLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 9, 2026, the Board of Directors (the “Board”) of OPENLANE, Inc. (the “Company”) increased the size of the Board to ten (10) directors and elected David Hult as a director of the Company, effective June 12, 2026. Mr. Hult will serve for a term expiring at the 2027 annual meeting of the Company’s stockholders and until his successor is duly elected and qualified.
Mr. Hult, age 60, has served as Executive Chairman of Asbury Automotive Group, Inc. (“Asbury”), an automotive retailer (NYSE: ABG), since May 2026, and as a member of the Board of Directors of Asbury since January 2018. Mr. Hult previously served as President and Chief Executive Officer of Asbury from January 2018 to May 2026 and Executive Vice President and Chief Operating Officer of Asbury from November 2014 to January 2018. Prior to Asbury, Mr. Hult served as Chief Operating Officer of RJL-McLarty-Landers Automotive Holdings, LLC from January 2013 to November 2014, and held several roles with Group One Automotive, Inc. from 2004 to 2012, including Vice President of Fixed Operations and Marketing, Regional Vice President – East Region, and Market Director for New England. After serving in the U.S. Army, Mr. Hult started his career as a retail sales associate within the automotive industry. Mr. Hult attended the Advanced Management Program at the Harvard Business School.
In connection with his appointment to the Board, Mr. Hult will be entitled to receive cash and equity compensation as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2026. There are no arrangements or understandings between Mr. Hult and any other person pursuant to which he was selected as a director. There are no transactions involving Mr. Hult that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 12, 2026	OPENLANE, Inc.

/s/ Charles S. Coleman
Charles S. Coleman Executive Vice President, Chief Legal Officer and Secretary